AMERICAN CENTURY - BENHAM INFLATION-ADJUSTED TREASURY FUND

                        A Series of the Capital Stock of

                    American Century Government Income Trust
             Organized Under the Laws of the State of Massachusetts


   NUMBER                            DATED                            SHARES



This is to Certify that



    IS THE OWNER OF THE FULLY PAID AND NON-ASSESSABLE SHARES STATED ABOVE OF

           American Century - Benham Inflation-Adjusted Treasury Fund

                                 Investor Class

A series of the Capital  Stock,  No Par Value,  of American  Century  Government
                                  Income Trust


                             [american century logo]
                                    American
                                   Century(sm)


                                         [printed vertically along right margin]
                                                                 Countersigned:


                                          By----------------------Transfer Clerk



The Corporation will furnish without charge to each Shareholder who so requests in writing the preferences, voting powers, qualifications, and special and relative rights of the shares each class and series of stock of the Corporation. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and all amendments thereto, copes of which are on file at the executive offices of the Corporation, and the holder hereof by acceptance of this certificate consents and agrees to be bound by all of said provisions. This certificate is not valid until countersigned by an authorized Transfer Clerk of the Corporation. WITNESS the facsimile signatures of the Corporation's duly authorized officers.

/s/Douglas A. Paul                                            /s/James M. Benham
Douglas A. Paul                                               James M. Benham
SECRETARY                                                     PRESIDENT

                             [front of certificate]



FOR VALUE RECEIVED,--------------HEREBY SELL, ASSIGN AND TRANSFER

unto ---------------------------------------------------------------------------

--------------------------------------------------------------------------Shares

of the  Common  Stock  represented  by the  within  Certificate,  and to  hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney

to  transfer  the said Stock on the books of the within  names  issuer with full power of substitution in the premises.

DATED:--------------------                           ---------------------------
                                                     Signature

                                                     ---------------------------
                                                     Signature
(signature guarantee stamp)


[printed vertically along far right margin]

         NOTICE: The signatures(s) on this assignment must correspond with the name(s) as written upon the face of the certificate, in every particular, without alteration or any change whatever.

         The signature(s) must be guaranteed by a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings associations, as defined by federal law. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

                             [back of certificate]